                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 29, 1998



                          SYLVAN LEARNING SYSTEMS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                  0-22844                   52-1492296
        ----------                 -------                   ----------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                               Number)



                    1000 Lancaster Street
                    Baltimore, Maryland                    21202
                   -----------------------                 -----
               (Address of principal executive offices)  (Zip Code)



                                 (410) 843-8000
                                 --------------
                         (Registrant's telephone number)

Item 5.  Other Events.

The supplemental consolidated financial statements of Sylvan Learning Systems, Inc. ("the Company") included herein for each of the three years in the period ended December 31, 1997 and for the quarters ended March 31, 1998 and 1997 have been restated to give retroactive effect to the Company's merger with Aspect International Language Schools, B.V. and subsidiaries ( "Aspect") on May 6, 1998. The merger was accounted for by the Company as a pooling-of-interests and, accordingly, the Company's financial statements have been restated for all periods prior to the merger to include the results of operations, financial position and cash flows of Aspect. As of the date of this report, the Company has not issued financial statements for a period including the merger date and, therefore, the financial statements are considered "supplemental." Upon the issuance of financial statements for a period that includes the date of the merger, the supplemental consolidated financial statements will become the historical consolidated financial statements of the Company.

Also included herein is a revised Management's Discussion and Analysis of Financial Condition and Results of Operations based on the supplemental consolidated financial statements described above.

             SELECTED SUPPLEMENTAL CONSOLIDATED FINANCIAL DATA (1)

  The selected supplemental statements of operations data for the year ended December 31, 1993 consist of the results of Sylvan KEE Systems, a Maryland general partnership into which Sylvan Learning Corporation contributed the Sylvan Learning Centers business in January 1993, plus Sylvan results for the eleven months ended December 31, 1993. The supplemental selected financial data for the years ended December 31, 1994 through 1997 have been derived from Sylvan's supplemental consolidated financial statements which have been audited by Ernst & Young LLP. The selected supplemental financial data have been adjusted for the 3-for-2 stock dividend paid on May 22, 1998, and the restatement of the Company's financial statements as a result of accounting for the ASPECT acquisition as a pooling-of-interests.

                          PARTNERSHIP                         SYLVAN
                           AND SYLVAN  ---------------------------------------------------------
                            COMBINED               YEAR ENDED                   THREE MONTHS
                           YEAR ENDED             DECEMBER 31,                 ENDED MARCH 31,
                          DECEMBER 31, -------------------------------------  ------------------
                              1993      1994      1995      1996    1997(2)   1997(3)   1998(3)
                          ------------ -------  --------  --------  --------  --------  --------
                                        (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENTS OF OPERATIONS
 DATA:
 Revenues...............    $71,091    $92,881  $137,717  $217,874  $298,671  $ 60,821  $ 86,323
 Cost and expenses:
 Direct costs...........     63,053     83,945   122,806   185,356   259,083    53,586    76,781
 General and
  administrative
  expense(4)............      6,255      4,998     6,205     8,755    22,076     2,961     3,327
 Loss on impairment of
  assets................        --         --      3,316       --      4,000       --        --
                            -------    -------  --------  --------  --------  --------  --------
 Total costs and
  expenses..............     69,308     88,943   132,327   194,111   285,159    56,547    80,108
                            -------    -------  --------  --------  --------  --------  --------
 Operating income.......      1,783      3,938     5,390    23,763    13,512     4,274     6,215
 Non-operating income
  (expense).............       (102)       266     1,402     2,105    31,323       653       536
 Interest (expense),
  net...................     (1,611)      (313)   (2,623)   (1,296)     (785)     (318)     (169)
                            -------    -------  --------  --------  --------  --------  --------
 Income from continuing
  operations before
  income taxes and
  extraordinary items...         70      3,891     4,169    24,572    44,050     4,609     6,582
 Income taxes...........        (79)      (182)     (356)   (9,135)  (16,426)   (1,955)   (2,315)
                            -------    -------  --------  --------  --------  --------  --------
 Income (loss) from
  continuing operations
  before extraordinary
  items.................         (9)     3,709     3,813    15,437    27,624     2,654     4,267
                            -------    -------  --------  --------  --------  --------  --------
 Income from
  discontinued
  operations(5).........        205        --        --        --        --        --        --
                            -------    -------  --------  --------  --------  --------  --------
 Net income before
  extraordinary items...        196      3,709     3,813    15,437    27,624     2,654     4,267
 Extraordinary
  items(6)..............       (177)       --        --        --        --        --        --
                            -------    -------  --------  --------  --------  --------  --------
 Net income.............    $    19    $ 3,709  $  3,813  $ 15,437  $ 27,624  $  2,654  $  4,267
                            =======    =======  ========  ========  ========  ========  ========
 Earnings from
  continuing operations
  per diluted share(7)..    $    --    $  0.14  $   0.14  $   0.40  $   0.62  $   0.06  $   0.09
                            =======    =======  ========  ========  ========  ========  ========
 Diluted shares(7)......     11,676     26,433    27,622    38,884    44,811    42,882    49,926
                            =======    =======  ========  ========  ========  ========  ========
BALANCE SHEET DATA (AT
 PERIOD END):
 Cash and cash
  equivalents...........    $12,711    $ 6,965  $  6,488  $ 18,565  $ 29,650  $ 18,407  $ 26,517
 Available-for-sale
  securities............      1,248      2,537    30,735    16,449    82,926    10,730    57,880
 Net working capital....     11,894     12,813    38,870    28,654   112,755    37,727    80,703
 Intangible assets and
  deferred contract
  costs.................      7,002      8,098    83,192   123,373   193,109   121,387   216,048
 Total assets...........     51,451     62,320   187,744   277,614   496,313   279,862   504,288
 Long-term debt,
  including current
  portion...............      8,778     12,077    12,028    39,412    74,579    25,021    50,693
 Stockholders' equity...     26,243     33,967   138,904   182,524   340,248   203,280   373,164

--------
(1) As of the date of this Offering Memorandum, the Company has not issued financial statements for a period including the ASPECT acquisition date and, therefore, the financial statements are considered "supplemental." Upon the issuance of financial statements for a period that includes the date of the ASPECT acquisition, the supplemental consolidated financial statements will become the historical consolidated financial statements of the Company.

    Prior to February 1, 1991, the Sylvan Learning Centers business was conducted by Sylvan Learning Corporation (the "Predecessor"). On February 1, 1991, the Predecessor contributed the Sylvan Learning

    Centers business to Sylvan KEE Systems, a Maryland general partnership (the "Partnership") in exchange for a 50% partnership interest, and Sylvan contributed its computer training software development business to the Partnership in exchange for the other 50% partnership interest. On January 26, 1993, Sylvan acquired the Predecessor and dissolved the Partnership. On September 3, 1993, Sylvan sold its computer training software development business.

    During 1994, Sylvan acquired by mergers all of the outstanding stock of LSI and Loralex. These companies owned and operated a total of nine Sylvan Learning Centers located in the Northeast United States and Florida. On February 17, 1995, Sylvan acquired by merger all of the outstanding stock of READS, a Philadelphia-based provider of remedial education and a variety of consulting services to school districts, county-wide educational agencies and municipalities in the Eastern United States. The READS, Loralex and LSI acquisitions have been accounted for by Sylvan as poolings-of-interests and, accordingly, Sylvan's financial statements have been restated for all periods prior to the acquisitions.

    Effective September 30, 1995, Sylvan acquired Drake, a leading provider of computer-based certification, licensure and assessment testing. The transaction was accounted for as a purchase, and Sylvan's results of operations from October 1, 1995 include the operations of Drake.

    Effective December 1, 1996, Sylvan acquired Wall Street, a European-based franchisor and operator of learning centers that teach the English language. This transaction was accounted for as a purchase, and Sylvan's results of operations from December 1, 1996 include the operations of Wall Street. Sylvan paid $4.9 million of the $21.1 million purchase price in cash and the remainder in 1,072,326 shares of Common Stock.

    On May 30, 1997, the Company acquired Educational Inroads, a provider of contract educational services to school districts in New Jersey and several other states. The Educational Inroads acquisition was accounted for by Sylvan as a pooling-of-interests, and, accordingly, Sylvan's financial statements have been restated for all periods prior to the acquisition.

    On January 1, 1998, the Company acquired all of the outstanding capital stock of Canter for $25 million plus additional consideration if Canter achieves certain EBITDA targets. The acquisition was accounted for as a purchase, and Sylvan's results of operations from January 1, 1998 include the operations of Canter.

    On May 6, 1998, Sylvan exchanged 2,004,030 shares of its stock (having a market value of $65.0 million) for all of the outstanding equity interests in ASPECT in a transaction accounted for as a pooling-of-interests, and accordingly, Sylvan's financial statements have been restated for all periods prior to the acquisition.

(2) Includes $5.4 million of non-recurring expenses related to accounting for the ASPECT acquisition as a pooling-of-interests. These expenses include shareholder compensation and related expenses and transaction costs totaling $2.5 million and a contribution of $2.9 million to a not-for-profit foundation. Additionally, 1997 includes the following non-recurring items: the $28.5 million net NEC termination fee, Sylvan's impairment loss of $4.0 million and $21.5 million of expenses related to contributions to several not-for-profit entities. The approximate net effect of these items was to increase income before tax by $3.0 million and net income by $1.9 million.

(3) Includes a pre-tax loss for ASPECT in the first quarter of 1997 and 1998 of $1.1 million and $1.9 million, respectively.

(4) The Company has reclassified certain operating expenses previously included in general and administrative expense to direct costs. This change has been reflected for all periods presented.

(5) Represents Sylvan's computer training software development business, which was sold in September 1993.

(6) Represents the $350,000 gain on extinguishment of a $3.5 million debt and a $527,000 loss on extinguishment of $5.0 million of notes payable to stockholders, each recorded in 1993.

(7) All share and per share data have been restated to reflect a 3-for-2 stock dividend paid on November 7, 1996 and a 3-for-2 stock dividend paid on May 22, 1998.

  ITEM 7.  SUPPLEMENTAL FINANCIAL STATEMENTS AND EXHIBITS
           ----------------------------------------------

       (a)  Exhibits
       ---  --------
         23.01  Consent of Ernst & Young LLP
         23.02  Consent of Deloitte & Touche LLP
         23.03  Consent of Deloitte & Touche
         23.04  Consent of Smith, Lange & Phillips LLP
         27.00  Restated Financial Data Schedule
         99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations for the Years Ended December 31, 1997, 1996, and 1995 and for the three months ended March 31, 1998 and 1997.
         99.2 Supplemental Consolidated Financial Statements for each of the three years in the period ended December 31, 1997.
         99.3 Supplemental Consolidated Financial Statements for the three months ended March 31, 1997 and March 31, 1998 (unaudited)
         99.4   Opinion of Deloitte & Touche
         99.5   Opinion of Smith, Lange & Phillips LLP
         99.6   Opinion of Smith, Lange & Phillips LLP
         99.7   Opinion of Smith, Lange & Phillips LLP

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 29, 1998                      SYLVAN LEARNING SYSTEMS, INC.


                                          By: /s/ B. Lee McGee
                                             -----------------
                                             B. Lee McGee,
                                             Executive Vice President
                                             and Chief Financial Officer